PROSPECTUS
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MIDANEK/PAK ULTRASHORT DURATION FUND

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January 26, 2006

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Midanek/Pak Ultrashort Duration Fund

A series of Advisors Series Trust (the “Trust”)

The Midanek/Pak Ultrashort Duration Fund (the “Fund”) is a mutual fund that seeks maximum total return consistent with preservation of capital.

Midanek/Pak Advisors, LLC (the “Advisor”) is the investment advisor to the Fund.

Table of Contents

An Overview of the Fund	2
Performance	3
Fees and Expenses	4
Example	4
Investment Objective and Principal Investment Strategies	5
Principal Risk of Investing in the Fund	6
Portfolio Holdings Information	7
Management of the Fund	7
Your Account with the Fund	10
Service Fees -- Other Payments to Third Parties	17
Dividends and Distributions	18
Tax Consequences	18
Financial Highlights	20
Privacy Notice	21

This Prospectus sets forth basic information about the Fund that you should know before investing. It should be read and retained for future reference.

The date of this Prospectus is January 26, 2006

AN OVERVIEW OF THE FUND

What is the Fund’s Investment Objective?	The Midanek/Pak Ultrashort Duration Fund (the “Fund”) seeks maximum total return consistent with preservation of capital.
What are the Fund’s Principal Investment Strategies?
The Fund invests, under normal circumstances, at least 50% of its total assets in U.S. government securities, its agencies or instrumentalities, including securities representing an interest in or collateralized by adjustable rate and fixed rate mortgage loans (“mortgage-backed securities”) issued by agencies such as Fannie Mae or Government National Mortgage Association (“GNMA”), and in repurchase agreements collateralized by U.S. government securities. The remainder of the Fund’s assets (up to 50%) may be invested in other non-government securities with a minimum credit rating of AAA or equivalent.

The Advisor considers the “effective duration” of the Fund’s entire portfolio when selecting securities. The Fund’s “effective duration” is a measure of a security’s price volatility or the risk associated with changes in interest rates. The Advisor makes use of various analytical tools to estimate the potential percentage gain or loss for each holding (and the portfolio overall) for shifts in interest rates.

The Fund is expected to maintain an average duration of one year or less, and a dollar-weighted average portfolio maturity of no more than three years.

What are the Principal Risks of Investing in the Fund?	There is the risk that you could lose money by investing in the Fund. The following risks could affect the value of your investment:

•	When interest rates go up, fixed income securities held by the Fund will decline in value.
•	Short duration U.S. government securities may underperform the fixed income market.
•	Securities issued by U.S. government agencies may not be backed by the U.S. Treasury and may be backed solely by the agency’s ability to borrow or by the credit of the issuing agency.
•	An issuer or guarantor of fixed-income securities held by the Fund may default on its obligation to pay interest and repay principal.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Who may want to Invest in the Fund?	The Fund may be appropriate for investors who:
•      Seek current income or stability of principal
•     Want to add a current income or stability of principal investment to diversify their equity investment portfolio
•     Are pursuing a short-term goal

PERFORMANCE

The following performance information provides some indication of the risks of investing in the Fund. The bar chart illustrates the Fund’s total return for the past calendar year. The table illustrates the Fund’s average annual total return over time compared with a broad-based market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

During the period of time shown in the bar chart, the Fund’s best quarter was 0.80% for the quarter ended June 30, 2005 and its worst quarter was 0.51% for the quarter ended March 31, 2005.

Average Annual Total Returns
For the Periods Ended December 31, 2005

Midanek/Pak Ultrashort Duration Fund	One Year	Since Inception 10/1/2004
Return Before Taxes	2.68%	2.65%
Return After Taxes on Distributions[1]	1.63%	1.69%
Return After Taxes on Distributions
and on Sale of Fund Shares[1,2]	1.73%	1.70%

Merrill Lynch Three-Month U.S. Treasury Bill Index[3]	3.07%	2.83%
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[1]
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

[2]
The “Return After Taxes on Distributions and on Sale of Fund Shares” may be higher than other return figures because when a capital loss occurs upon the redemption of Fund shares, a tax deduction is provided that benefits the investor.

[3]	The Merrill Lynch Three-Month U.S. Treasury Bill Index is an unmanaged index of Treasury securities that assumes reinvestment of all income. This index reflects no deduction for fees, expenses or taxes.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees[1] (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None
Redemption fee (as a percentage of amount redeemed)[1]	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	0.50%
Distribution (12b-1) Fees	None
Other Expenses [2]	4.08%
Total Annual Fund Operating Expenses	4.58%
Less: Contractual expense waiver/reimbursement[3]	-4.03%
Net Expenses	0.55%
1 The Fund’s authorized intermediary charges a $15 fee for wire redemptions.
2 These expenses, which include custodian, transfer agency, and other customary Fund expenses, are based on actual amounts for the Fund’s current fiscal year.
3 The Advisor has contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that Total Annual Operating Expenses do not exceed 0.55% of average net assets of the Fund. The duration of this contract is indefinite and may be terminated only by the Fund’s Board of Trustees. In turn, the Advisor is permitted to seek reimbursement from the Fund, subject to limitations, for fees it waived and Fund expenses it paid. The Advisor is permitted to seek reimbursement from the Fund for three years from the date fees were waived or reimbursed.

EXAMPLE

This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$56	$176	$307	$689

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

The investment objective of the Fund is to seek maximum total return consistent with preservation of capital.

Principal Strategy

The Fund invests primarily (at least 50% of its net assets) in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including mortgage-backed securities issued by agencies such as Federal National Mortgage Association (“Fannie Mae”) or the GNMA. In selecting investments for the Fund, the Advisor chooses U.S. government obligations that are attractively priced relative to the market or to similar instruments. In addition, the Advisor considers the “effective duration” of the Fund’s entire portfolio when selecting securities. Effective duration is a measure of a security’s price volatility or the risk associated with changes in interest rates. Although the Advisor manages interest rate risk by maintaining an effective duration that is comparable to or less than that of one-year U.S. Treasury bills, the Fund may invest in securities with any maturity or duration. In any event, the Fund is expected to maintain an average duration of one year or less, and a dollar-weighted average portfolio maturity of no more than three years.

The Fund may invest in mortgage-backed securities. Mortgage-backed securities represent direct or indirect participation in or are collateralized by and payable from mortgage loans secured by real property. Mortgage-backed securities may include multiple class securities including collateralized mortgage obligations (“CMO”). The Fund may invest in commercial mortgage-backed securities (“CMBS”). CMBS are a means for investors to participate in the ownership of commercial mortgages. CMBS are securitizations of mortgage loans backed by commercial real estate. Loans that serve as CMBS collateral are secured by commercial real estate such as apartment buildings, shopping or strip malls, office buildings, hotels, warehouse/industrial buildings, etc.

The Fund may invest in asset-backed securities. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property.

Portfolio Turnover

The Fund’s annual portfolio turnover rate indicates changes in portfolio investments. The Advisor will sell a security when appropriate and consistent with the Fund’s investment objectives and policies regardless of the effect on the Fund’s portfolio turnover rate. For the fiscal year ended September 30, 2005, the Fund’s portfolio turnover rate was 67%.

Please note that buying and selling securities generally involves some expense to the Fund, such as broker commissions and other transaction costs, and a high turnover rate in any year will result in payment by the Fund of above-average transaction costs and will result in the payment by shareholders of above-average amounts of taxes on realized investment gains. In these instances, higher amounts of capital gain may be taxed at the higher ordinary income rates.

The Fund cannot accurately predict future annual portfolio turnover rates. Securities owned by the Fund may be replaced as they mature; however, the Fund expects that the actual portfolio turnover will be low. Portfolio turnover may vary substantially from year to year since portfolio adjustments are made when conditions affecting relevant markets, particular industries or individual issues warrant such action. In addition, portfolio turnover may also be affected by sales of portfolio securities necessary to meet cash requirements for redemptions of shares.

Temporary or Cash Investments

Under normal market conditions, the Fund will stay fully invested according to its principal investment strategies as noted above. However, the Fund may temporarily depart from its principal investment strategies by making short-term investments in cash, cash equivalents and/or money market instruments in response to adverse market, economic or political conditions. This may result in the Fund not achieving its investment objective.

For longer periods of time, the Fund may hold a substantial cash position. If the market advances during periods when the Fund is holding a large cash position, the Fund may not participate in such market advances as much as it would have had it been more fully invested. To the extent the Fund uses a money market fund for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market fund’s advisory fees and operational expenses.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The principal risks that may adversely affect the Fund’s net asset value (“NAV”), yield or total return have previously been summarized under “An Overview of the Fund.” These risks are discussed in more detail below.

Management Risk. Management risk means that the value of your investment in the Fund varies with the effectiveness of the Advisor’s investment strategies and the Advisor’s research, analysis and selection of portfolio securities. The value of your investment could be diminished or even lost if the Advisor’s investment strategies do not produce the expected results.

Market Risk. Market risk means that the market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time.

Mortgage-Backed Securities Risk. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. However, when interest rates fall mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the Fund’s mortgage-backed securities and, therefore, to assess the volatility risk of the Fund.

Asset-Backed Securities Risk. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying asset-backed securities. A fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. Asset-backed securities present credit risks that are not presented by mortgage-backed securities, as asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is that possibility that, in some cases, a fund will be unable to possess and sell the underlying collateral and that a fund’s recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, a fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Portfolio Turnover Risk. A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains. This means that you may have a higher tax liability. A high portfolio turnover rate also leads to higher transactions costs, which could negatively affect the Fund’s performance.

U.S. Government Securities Risk. This represents the risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Although many U.S. government securities purchased by the Fund, such as those issued by the Fannie Mae, Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal Home Loan Banks may be chartered or sponsored by acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury and, therefore, are not backed by the full faith and credit of the United States.

PORTFOLIO HOLDINGS INFORMATION

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (the “SAI”). Currently, disclosure of the Fund’s holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. The calendar quarter end portfolio holdings information is available on the Fund’s website at www.MPAinvest.com approximately five to ten days following the calendar quarter end. The calendar quarter-end portfolio holdings for the Fund will remain posted on the website until updated with required regulatory filings with the SEC. The SAI, Annual and Semi-Annual Reports are available by contacting the Midanek/Pak Ultrashort Duration Fund c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or calling 1-877-840-1200, and on the Fund’s website at www.MPAinvest.com.

MANAGEMENT OF THE FUND

Investment Advisor
Midanek/Pak Advisors, LLC is the investment advisor to the Fund and provides investment advisory services to the Fund pursuant to an Investment Advisory Agreement between the Advisor and the Advisors Series Trust. The Advisor’s address is 1981 North Broadway, Suite 320, Walnut Creek, California, 94596. The Advisor has provided investment advisory services to institutional accounts since 2002.

The Advisor provides the Fund with advice on buying and selling securities. The Advisor also furnishes the Fund with office space and certain administrative services and provides most of the personnel needed by the Fund. For the fiscal year ended September 30, 2005, the Advisor received for its services, an annual management fee, calculated daily and payable monthly, of 0.50% of the average daily net assets of the Fund. The Advisor waived all of its management fee for the fiscal year ended September 30, 2005.

A discussion regarding the basis of the Fund’s Board of Trustees (the “Board of Trustees”) approval of the Advisor’s Investment Advisory Agreement will be available in the Fund’s Annual Report to Shareholders for the fiscal year ending September 30, 2006.

Portfolio Managers
James I. Midanek and John D. Pak are responsible for the day-to-day management of the Fund’s portfolio.

James I. Midanek - Mr. Midanek has been a member of Midanek/Pak Advisors, LLC since June 2002. Prior to joining the Advisor, from 1998 to 2002, he was the Chief Investment Officer/Fixed Income at Turner Investment Partners. He has co-managed the Fund since its inception on October 1, 2004.

John D. Pak - Mr. Pak has been a member of Midanek/Pak Advisors, LLC since June 2002. Prior to joining the Advisor, from 2000 to 2002, he was a Senior Portfolio Manager at Turner Investment Partners. From 1999 to 2000, Mr. Pak was the Trade Desk Manager at Tuttle Decision Systems, Inc. He has co-managed the Fund since its inception on October 1, 2004.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

Mr. Midanek’s and Mr. Pak’s Prior Record

Mr. Midanek was the portfolio manager for the Turner Ultra Short Duration Fixed Income Fund (currently the Constellation CIP Ultra Short Duration Fixed Income Fund) (the “Turner Fund”) from its inception, March 1, 1994 (then the Solon Ultra Short Duration Fixed Income Fund) through May 31, 2002. From January 15, 2000 to May 31, 2002, Mr. Pak was the co-portfolio manager for the Turner Fund. The annualized total return for the Turner Fund from its inception through May 31, 2002 was 6.04%. At May 31, 2002, the Turner Fund had $270 million in net assets. As portfolio managers for the Turner Fund, Mr. Midanek and Mr. Pak had full discretionary authority over the selection of investments for, and were primarily responsible for the day-to-day management of that fund.

The average annual total returns for the one-year and five-year periods ended March 31, 2002, and for the entire period during which Mr. Midanek and Mr. Pak managed the Turner Fund compared with the performance of the Merrill Lynch Three-Month U.S. Treasury Bill Index were:

			Since
	1 Year	5 Years	Inception(1)
Turner Ultra Short Duration Fixed Income Fund
Return Before Taxes	4.10%	5.82%	6.04%
Merrill Lynch Three-Month U.S. Treasury Bill Index (2)	2.82%	4.82%	5.06% (3)
1 The inception date of the Fund’s Class I Shares was March 1, 1994.
2 The Merrill Lynch Three-Month U.S. Treasury Bill Index is an unmanaged index of Treasury securities that assumes reinvestment of all income. The index reflects no deductions for fees, expenses or taxes.
3 The calculation date for the index with regard to the Class I Shares is March 31, 1994

The quarterly and monthly returns during the period during which Mr. Midanek and Mr. Pak managed the Turner Fund were:

The performance information of the Turner Fund is not intended to predict or suggest the performance that might be experienced by the Fund or an individual investor in the Fund, even though the Fund and the Turner Fund have similar objectives, policies and strategies.

Fund Expenses
The Fund is responsible for its own operating expenses. The Advisor has contractually agreed, however, to waive its fees and/or absorb expenses of the Fund to ensure that the total annual Fund operating expenses (excluding interest and tax expenses) do not exceed 0.55% of the Fund’s average daily net assets. Any reduction in advisory fees or payment of expenses made by the Advisor may be reimbursed by the Fund in subsequent fiscal years if the Advisor so requests. This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years. Any such reimbursement will be reviewed by the Board of Trustees. The Fund must pay current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses.

YOUR ACCOUNT WITH THE FUND

Share Price
Shares of the Fund are sold at NAV, which is determined by the Fund as of the close of regular trading (generally, 4:00 p.m. Eastern time) on each day that the New York Stock Exchange (NYSE) is open for unrestricted business. However, the Fund’s NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. The NYSE is closed on weekends and most national holidays.

Purchase and redemption requests are priced at the next NAV calculated after such requests are received in “good order” (see below). The NAV is determined by dividing the value of the Fund’s securities, cash and other assets, minus all expenses and liabilities, by the number of shares outstanding (assets - liabilities/ # of shares = NAV). The NAV takes into account the expenses and fees of the Fund, including management, administration and shareholder servicing fees, which are accrued daily.

The Fund’s investments are valued according to market value. When a market quote is not readily available, the security’s value is based on “fair value” as determined by procedures adopted by the Board of Trustees.

Buying Fund Shares
To purchase shares of the Fund, you must invest at least the minimum amount.

Minimum Investments	To Open Your Account	To Add to Your Account
Regular Accounts	$15,000	$1,000
Retirement and Tax-Deferred Accounts	$100	$100

Shares of the Fund may be purchased by check or by wire transfer of funds through a bank or through one or more brokers authorized by the Fund to receive purchase orders. The Fund’s minimum initial investment (as well as subsequent additional investments) depends on the nature of the account as shown in the table above. For regular accounts, the Fund requires an initial investment of $15,000. For retirement and other non-taxable accounts (IRAs, SEP-IRAs, pension and profit sharing plans, etc.), the Fund requires an initial investment of $100. Minimum investment amounts may be made in any amount in excess of this amount and may be waived from time to time by the Fund.

Short-term or excessive trading into and out of the Fund may harm performance by disrupting management strategies and by increasing expenses. Accordingly, the Fund may reject your purchase order if in the Advisor’s opinion, you have a pattern of short-term or excessive trading, your trading has been or may be disruptive to the Fund, or rejection otherwise would be in the Fund’s best interest.

In compliance with the USA PATRIOT Act of 2001, please note that the Fund’s Transfer Agent will verify certain information on your account application as part of the Fund’s Anti-Money Laundering Program. As requested on the application, you must provide your full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Please contact the Fund’s Transfer Agent at 1-877-840-1200 if you need additional assistance when completing your application.

If we do not have a reasonable belief of the identity of a shareholder, the account will be rejected or you will not be allowed to perform a transaction on the account until such information is received. The Fund may also reserve the right to close the account within five business days if clarifying information/documentation is not received.

Timing and Nature of Requests
Your share price will be the next NAV calculated after the Transfer Agent or your authorized financial intermediary receives your request in “good order.” Good order means that your purchase request includes: (1) the name of the Fund, (2) the dollar amount of shares to be purchased, (3) your purchase application or investment stub, and (4) a check payable to the “Midanek/Pak Ultrashort Duration Fund.” All requests received in good order before 4:00 p.m. (Eastern time) will be processed on that same day. Requests received after 4:00 p.m. will receive the next business day’s NAV.

Methods of Buying

Through a broker-dealer or other financial intermediary
You can purchase shares of the Fund through any broker-dealer or other financial intermediary (sales agent) that has been authorized by the Fund. These sales agents are further authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. A purchase order is deemed received by the Fund when an authorized sales agent, or, if applicable, a sales agent’s authorized designee, receives the request in good order. Please keep in mind that a sales agent may charge additional fees for its services.

By mail
The Fund will not accept payment in cash or money orders. The Fund also does not accept cashier’s checks in amounts of less than $10,000. To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.

To buy shares of the Fund, complete an account application form and send it together with your check for the amount you wish to invest in the Fund to the address below. To make additional investments once you have opened your account, write your account number on the check and send it together with the most recent confirmation statement received from the Transfer Agent. If your check is returned for any reason, your purchase will be canceled and a $25 fee will be assessed against your account by the Transfer Agent.

Regular Mail Midanek/Pak Ultrashort Duration Fund c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, Wisconsin 53201-0701	Overnight Delivery Midanek/Pak Ultrashort Duration Fund c/o U.S. Bancorp Fund Services, LLC 615 E. Michigan Street, Third Floor Milwaukee, Wisconsin 53202

NOTE: The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.

By telephone
To make additional investments by telephone, you must check the appropriate box on your account application form authorizing telephone purchases. If you have given authorization for telephone transactions and your account has been open for at least 15 days, call the Transfer Agent toll-free at 1-877-840-1200 and you will be allowed to move money from your bank account to your Fund account upon request. Your shares will be purchased at the NAV next calculated after your purchase order is received. Only bank accounts held at U.S. institutions that are Automated Clearing House (ACH) members may be used for telephone transactions. For security reasons, requests by telephone will be recorded.

By wire
To open an account by wire, a completed account application is required before your wire can be accepted. You may mail or overnight deliver your account application to the Transfer Agent. Upon receipt of your completed application, an account will be established for you. The account number assigned will be required as part of the instruction that should be provided to your bank to send the wire. Your bank must include all of the information below so that monies can be correctly applied. Your bank should transmit funds by wire to:

U.S. Bank, National Association
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
ABA #: 075000022
Credit: U.S. Bancorp Fund Services, LLC
Account #: 112-952-137
Further Credit: Midanek/Pak Ultrashort Duration Fund
(your name or the title on the account)
(your account #)

Before sending any wire, please contact the Transfer Agent at 1-877-840-1200 to advise them of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire.

Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing. The Fund and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Selling (Redeeming) Fund Shares

Through a broker-dealer or other financial intermediary
If you purchased your shares through a sales agent (e.g., a broker-dealer or other financial intermediary), your redemption order must be placed through the same sales agent. The sales agent must receive your redemption order prior to 4:00 p.m. Eastern time for the redemption to be processed at the current day’s NAV. Orders received after 4:00 p.m. Eastern time will receive the next business day’s NAV. Please keep in mind that your sales agent may charge additional fees for its services.

By mail
You can redeem shares purchased directly from the Fund by mail. Send your written redemption request to the Transfer Agent at the address below. Your request should be in good order and contain the Fund’s name, the name(s) on the account, your account number and the dollar amount or the number of shares to be redeemed. Be sure to have all shareholders sign the letter. Additional documents are required for certain types of shareholders, such as corporations, partnerships, executors, trustees, administrators, or guardians (i.e., corporate resolutions, or trust documents indicating proper authorization). No redemption request will become effective until all documents have been received in proper form by the Transfer Agent. Shareholders should contact U.S. Bancorp Fund Services, LLC for further information concerning documentation required for a redemption of Fund shares.

Regular Mail Midanek/Pak Ultrashort Duration Fund c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, Wisconsin 53201-0701	Overnight Delivery Midanek/Pak Ultrashort Duration Fund c/o U.S. Bancorp Fund Services, LLC 615 E. Michigan Street, Third Floor Milwaukee, Wisconsin 53202

A signature guarantee must be included if any of the following situations apply:

•	You wish to redeem more than $100,000 worth of shares;

•	The redemption is being mailed to a different address from the one on your account (record address);

•	The redemption is being made payable to someone other than the account owner;

•	The redemption is being sent by federal wire transfer to a bank other than the bank of record of the account owner;

•	A change of address request has been received by the Transfer Agent within the last 15 days;

•	Adding or changing federal wire or bank information on an account;

•	If ownership is changed on your accounts; or

•	Adding the telephone redemption option to an existing account.

Shareholders redeeming their shares by mail should submit written instructions with a guarantee of their signature(s) by an eligible institution acceptable to the Fund’s Transfer Agent, such as a domestic bank or trust company, broker, dealer, clearing agency or savings association, as well as from participants in the Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). A notary public cannot provide a signature guarantee.

By telephone
If you are authorized to perform telephone transactions (either through your account application form or by subsequent arrangement in writing with the Fund) you may redeem shares in any amount, but not less than $500 or greater than $100,000, by instructing the Fund by phone at 1-877-840-1200. Unless noted on the initial application, a signature guarantee is required of all shareholders in order to qualify for or to change telephone redemption privileges.

Note: Neither the Fund nor its service providers will be liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine. To confirm that all telephone instructions are genuine, the Fund will use reasonable procedures, such as requesting:

▪	That you correctly state the Fund account number;
▪	The name in which your account is registered;
▪	The social security or tax identification number under which the account is registered; and
▪	The address of the account holder, as stated in the account application form.

By Wire
To redeem shares by wire, call the Fund at 1-877-840-1200 and specify the amount of money you wish to be wired. Your bank may charge a fee to receive wired funds. The Transfer Agent charges a $15 outgoing wire fee.

Payment of Redemption Proceeds
You may redeem the Fund’s shares at a price equal to the NAV next determined after the Fund’s transfer agent receives your redemption request in good order. Generally, your redemption request cannot be processed on days the NYSE is closed. All requests received in good order by the Fund before the close of the regular trading session of the NYSE (generally, 4:00 p.m. Eastern time) will usually be sent on the following business day. You may have a check sent to the address of record, proceeds may be wired to your bank account of record, or funds may be sent via electronic funds transfer through the Automated Clearing House (ACH) network, also to your bank account of record. Your bank may charge a fee to receive wired funds, and the Transfer Agent charges a $15 outgoing wire fee. If you have redemption proceeds sent via ACH, you will not incur any charge, but credit may not be available until 2-3 days following the redemption. In all cases, proceeds will be sent no later than seven calendar days after the Fund receives your redemption request.

If you purchase shares using a check and soon after request a redemption, the Fund will honor the redemption request, but will not mail the proceeds until your purchase check has cleared (usually within 12 days). Furthermore, there are certain times when you may be unable to sell the Fund shares or receive proceeds.

Specifically, the Fund may suspend the right to redeem shares or postpone the date of payment upon redemption for more than three business days (1) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) for such other periods as the SEC may permit for the protection of the Fund’s shareholders.

Other Redemption Information

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund’s remaining shareholders) the Fund might pay all or part of a shareholder’s redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind).

Specifically, if the amount you are redeeming is in excess of the lesser of $250,000 or 1% of the Fund’s NAV, the Fund has the right to redeem your shares by giving you the amount that exceeds $250,000 or 1% of the Fund’s NAV in securities instead of cash. If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash, and will bear any market risks associated with such securities until they are converted into cash.

Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

Tools To Combat Frequent Transactions

The Fund does not accommodate “market timers.” The Fund is intended for long-term investors and does not accommodate frequent transactions. Short-term “market timers” who engage in frequent purchases and redemptions can disrupt a Fund’s investment program and create additional transaction costs that are borne by all shareholders. Funds that invest in overseas securities, where market timers may seek to take advantage of time zone differences, and funds that invest in small cap and other types of investments which are not frequently traded, may be targets of market timers.

The Fund discourages excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm Fund performance. The Board of Trustees has developed a market timing policy, which takes steps to reduce the frequency and effect of these activities in the Fund. The Fund applies these market timing procedures uniformly to all shareholders of the Fund. These steps include monitoring trading activity and using fair value pricing, as determined by the Board of Trustees, when the Advisor determines current market prices are not readily available. Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity will occur. Further, while the Fund makes efforts to identify and restrict frequent trading, the Fund receives purchase and sale orders through financial intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or the use of group or omnibus accounts by those intermediaries. The Fund seeks to exercise its judgment in implementing these tools to the best of its abilities in a manner that it believes is consistent with shareholder interests.

The Fund uses a variety of techniques to monitor for and detect abusive trading practices. These techniques may change from time to time as determined by the Fund in its sole discretion. To minimize harm to the Fund and its shareholders, the Fund reserves the right to reject any purchase order from any shareholder the Fund believes has a history of abusive trading or whose trading, in its judgment, has been or may be disruptive to the Fund. In making this judgment, the Fund may consider trading done in multiple accounts under common ownership or control. The Fund applies these market timing procedures uniformly to all shareholders of the Fund.

Trading Practices
Currently, the Fund reserves the right, in its sole discretion, to identify trading practices as abusive. The Fund may deem the sale of all or a substantial portion of a shareholder’s purchase of Fund shares to be abusive.

The Fund monitors selected trades in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the Fund believes that a shareholder has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts. In making such judgments, the Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders.

Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Fund handles, there can be no assurance that the Fund’s efforts will identify all trades or trading practices that may be considered abusive. In addition, the Fund’s ability to monitor trades that are placed by individual shareholders within group, or omnibus, accounts maintained by financial intermediaries is severely limited because the Fund does not have access to the underlying shareholder account information. However, the Fund and financial intermediaries attempt to monitor aggregate trades placed in omnibus accounts and seek to work with financial intermediaries to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. There may be limitations on the ability of financial intermediaries to impose restrictions on the trading practices of their clients. As a result, the Fund’s ability to monitor and discourage abusive trading practices in omnibus accounts may be limited.

Fair Value Pricing

The Board of Trustees has also developed procedures that utilize fair value procedures when any assets for which reliable market quotations are not readily available or for which the Fund’s pricing service does not provide a valuation or provides a valuation that in the judgment of the Advisor to the Fund holding such assets does not represent fair value. The Fund may also fair value a security if the Fund or the Advisor believes that the market price is stale.

Other types of securities that the Fund may hold for which fair value pricing might be required include, but are not limited to: (a) illiquid securities including “restricted” securities and private placements for which there is no public market; (b) securities of an issuer that has entered into a restructuring; (c) securities whose trading has been halted or suspended; and (d) fixed-income securities that have gone into default and for which there is not a current market value quotation. Further, if events occur that materially affect the value of a security between the time trading ends on that particular security and the close of the normal trading session of the New York Stock Exchange, the Fund may value the security at its fair value. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value per share.

When fair value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different from the value realized upon such security’s sale. Therefore, if a shareholder purchases or redeems shares in the Fund that holds securities priced at a fair value, this may have the unintended effect of increasing or decreasing the number of shares received in a purchase or the value of the proceeds received upon a redemption.

Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Trustees. The Board of Trustees has also developed procedures to monitor pricing policies and operations under the fair value procedures.

General Transaction Policies
Some of the following policies are mentioned above. In general, the Fund reserves the right to:

•	Vary or waive any minimum investment requirement;
•	Refuse, change, discontinue, or temporarily suspend account services, including purchase, or telephone redemption privileges, for any reason;
•
Reject any purchase request for any reason. Generally, the Fund does this if the purchase is disruptive to the efficient management of the Fund (due to the timing of the investment or an investor’s history of excessive trading);

•
Redeem all shares in your account if your balance falls below the Fund’s minimum initial investment requirement. If, within 30 days of the Fund’s written request, you have not increased your account balance, you may be required to redeem your shares. The Fund will not require you to redeem shares if the value of your account drops below the investment minimum due to fluctuations of NAV;

•	Delay paying redemption proceeds for up to seven calendar days after receiving a request, if an earlier payment could adversely affect the Fund; and
•	Reject any purchase or redemption request that does not contain all required documentation.

If you elect telephone privileges on the account application or in a letter to the Fund, you may be responsible for any fraudulent telephone orders as long as the Fund has taken reasonable precautions to verify your identity. In addition, once you place a telephone transaction request, it cannot be canceled or modified.

During periods of significant economic or market change, telephone transactions may be difficult to complete. If you are unable to contact the Fund by telephone, you may also mail the requests to the Fund at the address listed under “Methods of Buying.”

Your broker-dealer or other financial intermediary may establish policies that differ from those of the Fund. For example, the organization may charge transaction fees, set higher minimum investments, or impose certain limitations on buying or selling shares in addition to those identified in this Prospectus. Contact your broker-dealer or other financial intermediary for details.

SERVICE FEES - OTHER PAYMENTS TO THIRD PARTIES

The Fund may pay service fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the advisor, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus, other group accounts or accounts traded through registered securities clearing agents.

The Advisor, out of its own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Fund. Such payments and compensation are in addition to service fees paid by the Fund. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to the Fund’s shareholders. The Advisor may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of the shares sold.

DIVIDENDS AND DISTRIBUTIONS

Dividends are declared, accrued and paid daily based upon the Fund’s net investment income (i.e., income other than net realized gains).  Net realized capital gains distributions, if any, normally will be declared and paid annually at the end of the year in which they have been earned, but the Fund may make an additional payment of dividends or distributions if it deems it desirable at another time during any year.

All distributions will be reinvested in Fund shares unless you choose one of the following options: (1) receive dividends in cash, while reinvesting capital gain distributions in additional Fund shares; or (2) receive all distributions in cash. If you wish to change your distribution option, write to the Transfer Agent in advance of the payment date of the distribution.

If an investor elects to receive distributions in cash and the U.S. Postal Service cannot deliver your check, or if a check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in the shareholder’s account at the Fund’s then current NAV and to reinvest all subsequent distributions.

TAX CONSEQUENCES

The Fund intends to make distributions of dividends and capital gains. Dividends are taxable to you as ordinary income or qualified dividend income. The rate you pay on capital gain distributions will depend on how long the Fund held the securities that generated the gains, not on how long you owned your Fund shares. You will be taxed in the same manner whether you receive your dividends and capital gain distributions in cash or reinvest them in additional Fund shares.

By law, the Fund must withhold a percentage of your taxable distributions and redemption proceeds if you do not provide your correct social security number or taxpayer identification number and certify that you are not subject to backup withholding, or if the IRS instructs the Fund to do so.

If you sell your Fund shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction.

FINANCIAL HIGHLIGHTS

The financial highlights table below is based on the financial history of the Fund and is intended to help you understand the financial performance of the Fund for the fiscal year ended September 30, 2005. Certain information reflects the financial results for a single share of the Fund. The total returns in the table represent the rate than an investor would have earned on an investment in the Fund assuming reinvestment of all dividends and distributions. The fiscal year end information below has been audited by the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Fund’s Annual Report Dated September 30, 2005, which is available free of charge upon request.

Financial Highlights
For a Fund share outstanding throughout the year

Year Ended September 30, 2005*
Net asset value, beginning of year	$10.00

Income from investment operations:
Net investment income	0.25
Net realized and unrealized gain on investments	--
Total from investment operations	0.25

Less distributions to shareholders:
From net investment income	(0.25)
Net asset value, end of year	$10.00

Total return	2.52%

Supplemental data and ratios:
Net assets, end of year (in millions)	$5.9
Ratio of expenses to average net assets:
Before expense reimbursement	4.58%
After expense reimbursement	0.55%
Ratio of net investment (loss)/income to average net assets:
Before expense reimbursement	(1.28%)
After expense reimbursement	2.75%
Portfolio turnover rate	67%

* Commenced operations on October 1, 2004.

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and/or
•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

THIS IS NOT A PART OF THE PROSPECTUS

Investment Advisor
Midanek/Pak Advisors, LLC
1981 North Broadway, Suite 320
Walnut Creek, California 94596

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Legal Counsel
Paul, Hastings, Janofsky & Walker LLP
55 Second Street, 24th Floor
San Francisco, California 94105

Custodian
U.S. Bank, National Association
425 Walnut Street
Cincinnati, Ohio 45202

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

MIDANEK/PAK ULTRASHORT DURATION FUND,
a series of Advisors Series Trust
www.MPAinvest.com

FOR MORE INFORMATION

You can find more information about the Fund in the following documents:

Statement of Additional Information (SAI)
The SAI provides additional details about the investments and techniques of the Fund and certain other additional information. A current SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.

Annual and Semi-Annual Reports
The Fund’s annual and semi-annual reports provide the most recent financial reports and portfolio listings. The annual report contains a discussion of the market conditions and investment strategies that affected the Fund’s performance during the Fund’s last fiscal year.

You can obtain a free copy of the SAI, annual and semi-annual reports, request other information, or make general inquires about the Fund by calling the Fund (toll-free) at 1-877-840-1200 or by writing to:

MIDANEK/PAK ULTRASHORT DURATION FUND
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

You may also obtain a free copy of the SAI and the Fund’s annual and semi-annual reports on the Fund’s website at www.MPAinvest.com.

You can review and copy information including the Fund’s reports and SAI at the Public Reference Room of the Securities and Exchange Commission in Washington, DC. You can obtain information on the operation of the Public Reference Room by calling (202) 551-8090. Reports and other information about the Fund are also available:

•	Free of charge from the Commission’s EDGAR database on the Commission’s Internet website at http://www.sec.gov;
•	For a fee, by writing to the Public Reference Room of the Commission, Washington, DC 20549-0102; or
•	For a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

(The Trust’s SEC Investment Company Act file number is 811-07959)

Statement of Additional Information
January 26, 2006

MIDANEK/PAK ULTRASHORT DURATION FUND
a series of the Advisors Series Trust

This Statement of Additional Information (“SAI”) is not a prospectus, and it should be read in conjunction with the Prospectus dated January 26, 2006, as may be revised, of the Midanek/Pak Ultrashort Duration Fund (the “Fund”), a series of Advisors Series Trust (the “Trust”). Midanek/Pak Advisors, LLC (the “Advisor”), is the investment advisor to the Fund. A copy of the Fund’s Prospectus may be obtained by contacting the Fund at the address or telephone number below.

Midanek/Pak Ultrashort Duration Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
1-877-840-1200

The Fund’s financial statements for the fiscal year ended September 30, 2005 and the period ended March 31, 2005, which are included in the Fund’s Annual Report and Semi-Annual Report dated September 30, 2005 and March 31, 2005 respectively, are incorporated by reference into this SAI. A copy of the Annual and Semi-Annual Reports may be obtained without charge by calling or writing the Fund as shown above.

Table of Contents

THE TRUST	2
INVESTMENT OBJECTIVE AND POLICIES	2
MANAGEMENT	10
PORTFOLIO TRANSACTIONS AND BROKERAGE	20
PORTFOLIO TURNOVER	21
PORTFOLIO HOLDINGS INFORMATION	22
PROXY VOTING POLICY	22
ANTI-MONEY LAUNDERING PROGRAM	22
DETERMINATION OF NET ASSET VALUE	25
PURCHASE AND REDEMPTION OF FUND SHARES	26
TAX MATTERS	27
DIVIDENDS AND DISTRIBUTIONS	28
PERFORMANCE INFORMATION	29
GENERAL INFORMATION	31
FINANCIAL STATEMENTS	32
APPENDIX "A"	33

THE TRUST

Advisors Series Trust is an open-end management investment company organized as a Delaware statutory trust under the laws of the State of Delaware on October 3, 1996. The Trust currently consists of numerous series of shares of beneficial interest, par value $0.01 per share. This SAI relates only to the Fund and not to any other series of the Trust.

The Trust is registered with the SEC as a management investment company. Such a registration does not involve supervision of the management or policies of the Fund. The Prospectus and this SAI omit certain of the information contained in the Registration Statement filed with the SEC.  Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

The Fund commenced operations on October 1, 2004.

INVESTMENT OBJECTIVE AND POLICIES

The investment objective of the Fund is seeking maximum total return consistent with preservation of capital. The Fund is diversified. Under applicable federal laws, the diversification of a mutual fund’s holdings is measured at the time the fund purchases a security. However, if the Fund purchases a security and holds it for a period of time, the security may become a larger percentage of the Fund’s total assets due to movements in the financial markets. If the market affects several securities held by the Fund, the Fund may have a greater percentage of its assets invested in securities of fewer issuers. Accordingly, the Fund would be subject to the risk that its performance may be hurt disproportionately by the poor performance of relatively few securities despite the Fund qualifying as a diversified fund under applicable federal laws. There is no assurance that the Fund will achieve its objective. The discussion below supplements information contained in the Prospectus relating to investment policies of the Fund. The Fund invests at least 50% of its total assets in obligations either issued or guaranteed by the U.S. government, its agencies or instrumentalities. The remainder of the Fund’s assets (up to 50%) may be invested in other non-government securities with minimum credit ratings of AAA or equivalent.

Mortgage-Backed Securities

The Fund will invest in mortgage-backed securities. These include Government National Mortgage Association (“GNMA”) certificates (are backed by the full faith and credit of the United States), Federal National Mortgage Association (“FNMA”) certificates and Federal Home Loan Mortgage Corporation (“FHLMC”) certificates (obligations not guaranteed by the full faith and credit of the U.S. Government). The Fund also may invest in securities issued or guaranteed by other U.S. Government agencies or instrumentalities, including: the Federal Farm Credit System (obligations supported only by the credit of the issuer, but do not give the issuer the right to borrow from the U.S. Treasury, and are not guaranteed by the U.S. Government); the Federal Home Loan Banks (obligations supported by the right of the issuer to borrow from the U.S. Treasury to meet its obligations but are not guaranteed by the U.S. Government); the Tennessee Valley Authority and the U.S. Postal Service (the obligations of each supported by the right of the issuer to borrow from the U.S. Treasury to meet it obligations); and the Farmers Home Administration and the Export-Import Bank (obligations backed by the full faith and credit of the United States). The Fund may invest in collateralized mortgage obligations (“CMOs”) and stripped mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities.

Each of the certificates described below is characterized by monthly payments to the security holder, reflecting the monthly payments made by the mortgagees of the underlying mortgage loans. The payments to the security holders (such as the Fund), like the payments on the underlying loans, generally represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as twenty to thirty years, the borrowers can, and typically do, repay them sooner. Thus, the security holders frequently receive prepayments of principal, in addition to the principal, which is part of the regular monthly payments. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. Thus, in times of declining interest rates, some higher yielding mortgages might be repaid resulting in larger cash payments to the Fund, and the Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities.

Interest rate fluctuations may significantly alter the average maturity of mortgage-backed securities by changing the rates at which homeowners refinance mortgages. When interest rates rise, prepayments often drop, which should increase the average maturity of the mortgage-backed security. Conversely, when interest rates fall, prepayments often rise, which should decrease the average maturity of the mortgage-backed security.

CMO. A CMO is a debt security issued by a corporation, trust or custodian, or by a U.S. government agency or instrumentality that is collateralized by a portfolio or pool of mortgages, mortgage-backed securities, U.S. government securities or corporate debt obligations. The issuer's obligation to make interest and principal payments is secured by the underlying pool or portfolio of securities. CMOs are most often issued in two or more classes (each of which is a separate security) with varying maturities and stated rates of interest. Interest and principal payments from the underlying collateral (generally a pool of mortgages) are not necessarily passed directly through to the holders of the CMOs; these payments typically are used to pay interest on all CMO classes and to retire successive class maturities in a sequence. Thus, the issuance of CMO classes with varying maturities and interest rates may result in greater predictability of maturity with one class and less predictability of maturity with another class than a direct investment in a mortgage-backed pass-through security (such as a GNMA Certificate). Classes with shorter maturities typically have lower volatility and yield while those with longer maturities typically have higher volatility and yield. Thus, investments in CMOs provide greater or lesser control over the investment characteristics than mortgage pass-through securities and offer more defensive or aggressive investment alternatives.

GNMA Certificates. GNMA Certificates are mortgage-backed securities, which evidence an undivided interest in a pool of mortgage loans. In the case of GNMA Certificates, principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. The Fund purchases “modified pass-through” type GNMA Certificates. “Modified pass-through” GNMA Certificates entitle the holder to receive a share of all interest and principal payments paid and owed on the mortgage pool net of fees paid to the “issuer” and GNMA, regardless of whether or not the mortgagor actually makes the payment.

GNMA Guarantee. The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration (“FHA”) or the Farmers’ Home Administration, or guaranteed by the Department of Veterans Affairs (“VA”). The GNMA guarantee is backed by the full faith and credit of the U.S. Government. GNMA also is empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

Life of GNMA Certificates. The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before maturity of the mortgages in the pool. The Fund normally will not distribute principal payments (whether regular or prepaid) to its shareholders. Rather, it will invest such payments in additional mortgage-backed securities of the types described above. Interest received by the Fund will, however, be distributed to shareholders. Foreclosures impose no risk to principal investment because of the GNMA guarantee. As prepayment rates of the individual mortgage pools vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates.

Yield Characteristics of GNMA Certificates. The coupon rate of interest on GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the GNMA Certificates by the amount of the fees paid to GNMA and the issuer. The coupon rate by itself, however, does not indicate the yield that will be earned on GNMA Certificates. First, GNMA Certificates may trade in the secondary market at a premium or discount. Second, interest is earned monthly, rather than semi-annually as with traditional bonds; monthly compounding raises the effective yield earned. Finally, the actual yield of a GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying it. For example, if the higher-yielding mortgages from the pool are prepaid, the yield on the remaining pool will be reduced.

FHLMC Securities. FHLMC issues two types of mortgage pass-through securities, mortgage participation certificates (“PCs”) and guaranteed mortgage certificates. PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool.

FNMA Securities. FNMA issues guaranteed mortgage pass-through certificates (“FNMA Certificates”). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest on FNMA Certificates and the full return of principal.

Risk of foreclosure of the underlying mortgages is greater with FHLMC and FNMA securities because, unlike GNMA Certificates, FHLMC and FNMA securities are not guaranteed by the full faith and credit of the U.S. Government.

Asset-Backed Securities

Asset-backed securities are secured by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt.

To Be Announced Securities (TBAs)

The Fund may invest in TBAs. In a “To Be Announced Securities” transaction, a seller agrees to deliver a security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, a fund agrees to accept any security that meets specified terms. For example, in a TBA mortgage-backed transaction, a fund and the seller would agree upon the issuer, coupon rate and terms of the underlying mortgages. The seller would not identify the specific underlying mortgages until it delivers mortgages that meet the specified terms. The fund records the transaction when it agrees to buy the securities and continually reflects their value in determining the price of its Shares. These transactions may result in a form of leverage and increase a fund’s overall investment exposure.

Government Obligations

The Fund may make short-term investments in U.S. Government obligations. Such obligations include Treasury bills, certificates of indebtedness, notes and bonds, and issues of such entities as the GNMA, Export-Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, FNMA, Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association.

Some of these obligations, such as those of the GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. If it is not obligated to do so by law, no assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities.

Illiquid Securities

The Fund may not invest more than 15% of the value of its net assets in securities that at the time of purchase have legal or contractual restrictions on resale or are otherwise illiquid. The Advisor will monitor the amount of illiquid securities in the Fund’s portfolio, under the supervision of the Trust’s Board of Trustees (the “Board”), to ensure compliance with the Fund's investment restrictions.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placement or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities. Accordingly, the Fund might be unable to sell restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requests within seven days. The Fund might also have to register such restricted securities in order to sell them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not reflect the actual liquidity of such investments. If such securities are subject to purchase by institutional buyers in accordance with Rule 144A promulgated by the SEC under the Securities Act, the Board may determine that such securities are not illiquid securities despite their legal or contractual restrictions on resale. In all other cases, however, securities subject to restrictions on resale will be deemed illiquid.

Lending Portfolio Securities

The Fund may lend its portfolio securities in an amount not exceeding 30% of its total assets to financial institutions such as banks and brokers if the loan is collateralized in accordance with applicable regulations. Under the present regulatory requirements which govern loans of portfolio securities, the loan collateral must, on each business day, at least equal the value of the loaned securities and must consist of cash, letters of credit of domestic banks or domestic branches of foreign banks, or securities of the U.S. Government or its agencies. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. Such terms and the issuing bank would have to be satisfactory to the Fund. Any one or more of the three types of collateral might secure any loan. The terms of the Fund's loans must permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any serious matter and must meet certain tests under the Internal Revenue Code of 1986, as amended (the “Code”).

Borrowings

The Fund may borrow funds to meet redemptions, to increase its portfolio holdings of securities, or for other emergency purposes. Such borrowings may be on a secured or unsecured basis and at fixed or variable rates of interest. The Investment Company Act of 1940, as amended (the “1940 Act”) requires the Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings. This allows the Fund to borrow for such purposes an amount (when taken together with any borrowings for temporary or emergency purposes as described below) equal to as much as 50% of the value of its net assets (not including such borrowings). If such asset coverage should decline to less than 300% due to market fluctuations or other reasons, the Fund may be required to dispose of some of its portfolio holdings within three days in order to reduce the Fund’s debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to dispose of assets at that time.

Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of borrowing, the net income of the Fund will be less than if borrowing were not used, and, therefore, the amount available for distribution to shareholders as dividends will be reduced. Also, the Fund may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Borrowing by the Fund creates an opportunity for increased net income, but at the same time, creates special risk considerations. For example, leveraging may exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, the Fund’s net income will be greater than if borrowing were not used.

Repurchase Agreements

The Fund may enter into repurchase agreements and will only enter such repurchase agreements with member banks of the Federal Reserve System and securities dealers believed creditworthy, and only if fully collateralized by securities in which the Fund is permitted to invest. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying instrument for a relatively short period of time (usually not more than one week) subject to an obligation of the seller to repurchase the instrument and the Fund to resell the instrument at a fixed price and time, thereby determining the yield during the Fund's holding period. This procedure results in a fixed rate of return insulated from market fluctuations during such period. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. Under the 1940 Act, repurchase agreements are considered to be loans collateralized by the underlying securities. All repurchase agreements entered into by the Fund will be fully collateralized at all times during the period of the agreement and the value of the underlying security will be at least equal to 102% of the amount of the loan, including the accrued interest thereon. The Fund or its custodian or sub-custodian will have possession of the collateral, which the Board believes will give it a valid, perfected security interest in the collateral. Whether a repurchase agreement is the purchase and sale of a security or a collateralized loan has not been conclusively established. This might become an issue if the other party to the transaction becomes bankrupt. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities would not be owned by the Fund, but would only constitute collateral for the seller’s obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The Board believes that the collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by the Fund. Repurchase agreements that mature in more than seven days are treated as illiquid for purposes of the Fund’s restrictions on purchases of illiquid securities. Repurchase agreements are also subject to the risks described below with respect to stand-by commitments.

Reverse Repurchase Agreements

The Fund may borrow money by entering into transactions called reverse repurchase agreements. Under these arrangements, the Fund will sell portfolio securities to dealers in U.S. Government securities or members of the Federal Reserve System, with an agreement to repurchase the security on an agreed date, price and interest payment. Reverse repurchase agreements involve the possible risk that the value of portfolio securities the Fund relinquishes may decline below the price the Fund must pay when the transaction closes. Borrowings may magnify the potential for gain or loss on amounts invested resulting in an increase in the speculative character of the Fund’s outstanding shares.

When the Fund enters into a reverse repurchase agreement, it places in a separate custodial account either liquid assets or other high-grade debt securities that have a value equal to or greater than the repurchase price. The account is then continuously monitored by the Advisor to make sure that an appropriate value is maintained. Reverse repurchase agreements are considered to be borrowing.

Short-Term Investments

The Fund may invest in any of the following securities and instruments while assuming a temporary defensive position:

Certificates of Deposit, Bankers’ Acceptances and Time Deposits. The Fund may hold certificates of deposit, bankers’ acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers’ acceptances acquired by the Fund will be dollar-denominated obligations of domestic banks, savings and loan associations or financial institutions which, at the time of purchase, have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.

In addition to buying certificates of deposit and bankers’ acceptances, the Fund also may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Investment Company Securities

The Fund may invest in shares of other investment companies. The Fund may invest in money market mutual funds in connection with its management of daily cash positions. The Fund currently intends to limit its investments in securities issued by other investment companies so that not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund, or its affiliated persons, as a whole. In addition to the advisory and operational fees the Fund bears directly in connection with its own operation, the Fund would also bear its pro rata portions of the other investment company’s advisory and operational expenses.

Investment Restrictions

The Fund has adopted the following investment restrictions that may not be changed without approval by a “majority of the outstanding shares” of the Fund which, as used in this SAI, means the vote of the lesser of (a) 67% or more of the shares of the Fund represented at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund.

The Fund may not:

1.
Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow on an unsecured basis from banks for temporary or emergency purposes or for the clearance of transactions in amounts not exceeding 10% of its total assets (not including the amount borrowed), provided that it may not make investments while borrowings in excess of 5% of the value of its total assets are outstanding, provided that such borrowings may be made only to the extent that the value of the Fund’s and/or the Fund’s total assets, as the case may be, less its liabilities other than borrowings (including borrowings pursuant to item (a) or otherwise), is equal at all times to at least 300% of all borrowings (including the proposed borrowing);

2.	Make short sales of securities or maintain a short position, except To Be Announced (“TBA”) transactions;

3.	Purchase securities on margin, except such short-term credits as may be necessary for the clearance of transactions;

4.	Act as underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio);

5.	Invest 25% or more of its total assets, calculated at the time of purchase and taken at market value, in any one industry (other than U.S. Government securities);

6.	Purchase or sell commodities or commodity futures contracts, except that the Fund may purchase and sell stock index futures contracts;

7.	Make loans (except for investments in debt securities consistent with the investment policies of the Fund and in repurchase agreements; except that the Fund may make loans of portfolio securities); or

8.	Make investments for the purpose of exercising control or management.

The Fund observes the following restrictions as a matter of operating, but not fundamental, policy. Except as noted below, the Fund may not:

1.	Purchase more than 3% of any other investment company’s voting securities or make any other investment in other investment companies except as permitted by federal and state law; or

2.
Invest more than 15% of its net assets in securities which are restricted as to disposition or otherwise are illiquid or have no readily available market (except for securities issued under Rule 144A which are determined by the Board to be liquid).

Except with respect to borrowing, if a percentage or rating restriction on investment or use of assets set forth herein or in the Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation.  If the value of the Fund’s holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board will consider what actions, if any, are appropriate to maintain adequate liquidity.

MANAGEMENT

The overall management of the business and affairs of the Trust is vested with its Board. The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Advisor, administrator, custodian and transfer agent. The day-to-day operations of the Trust are delegated to its officers, subject to the Fund’s investment objectives, strategies, and policies and to general supervision by the Board.

The trustees and officers of the Trust, their birth dates and positions with the Trust, term of office with the Trust and length of time served, their business addresses and principal occupations during the past five years and other directorships held are listed in the table below. Unless noted otherwise, each person has held the position listed for a minimum of five years.

Name, Address and Age	Position Held with The Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held
Independent Trustees
Walter E. Auch* (born 1921) 2020 E. Financial Way Glendora, CA 91741	Trustee	Indefinite term since February 1997.	Management Consultant, formerly, Chairman, CEO of Chicago Board Options Exchange (CBOE) and former President of Paine Webber.	1	Director, Nicholas-Applegate Funds, Citigroup, Pimco Advisors LLP, Senele Group and UBS Capital Management.
Donald E. O’Connor* (born 1936) 2020 E. Financial Way Glendora, CA 91741	Trustee	Indefinite term since February 1997.	Financial Consultant, formerly Executive Vice President and Chief Operating Officer of ICI Mutual Insurance Company (until January 1997).	1	Director, The Forward Funds.

Name, Address and Age	Position Held with The Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held

George T. Wofford III* (born 1939) 2020 E. Financial Way Glendora, CA 91741	Trustee	Indefinite term since February 1997.	Senior Vice President, Information Services, Federal Home Loan Bank of San Francisco.	1	None.
James Clayburn LaForce* (born 1928) 2020 E. Financial Way Glendora, CA 91741	Trustee	Indefinite term since May 2002.	Dean Emeritus, John E. Anderson Graduate School of Management, University of California, Los Angeles.	1	Director, The Payden & Rygel Investment Group, The Metzler/Payden Investment Group, BlackRock Funds, Arena Pharmaceuticals and Cancervax.
George J. Rebhan* (born 1934) 2020 E. Financial Way Glendora, CA 91741	Trustee	Indefinite term since May 2002.	Retired; formerly President, Hotchkis and Wiley Funds from 1985 to 1993.	1	Trustee, E*TRADE Funds.

Interested Trustee of the Trust

Eric M. Banhazl** (born 1957) 2020 E. Financial Way Glendora, CA 91741	Trustee	Indefinite term since February 1997.	Senior Vice President, U.S. Bancorp Fund Services, LLC since July 2001; formerly, Executive Vice President, Investment Company Administration, LLC (“ICA”)	1	None.

Officers of the Trust

Eric M. Banhazl (see above)	President (Interested Trustee - see above.)	Indefinite term since February 1997.	See Above.	See Above.	See Above.

Name, Address and Age	Position Held with The Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held

Robert M. Slotky (born 1947) 2020 E. Financial Way Glendora, CA 91741	Vice President, Chief Compliance Officer	Indefinite term since September 2004	Vice President, U.S. Bancorp Fund Services, LLC since July 2001, formerly Senior Vice President, ICA (May 1997 - July 2001).	N/A	N/A
Douglas G. Hess (born 1967) 615 East Michigan St. Milwaukee, WI 53202	Treasurer	Indefinite term since June 2003.	Vice President, Compliance and Administration, U.S. Bancorp Fund Services, LLC since March 1997.	N/A	N/A
Rodney A. DeWalt, Esq. (born 1967) 615 East Michigan St. Milwaukee, WI 53202	Secretary	Indefinite term since December 2003.	Legal and Compliance Officer, U.S. Bancorp Fund Services, LLC since January 2003. Thrivent Financial for Lutherans from 2000 to 2003, Attorney Private Practice 1997 to 2000.	N/A	N/A

*	Denotes those trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act.
**
Denotes a trustee who is an “interested person” of the Trust under the 1940 Act. Mr. Banhazl is an interested person of the Trust by virtue of his position as President of the Trust. He is also an officer of U.S. Bancorp Fund Services, LLC, the administrator for the Fund.

***
The Trust is comprised of numerous portfolios managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment advisor with any other series.

Compensation

The Trust’s independent trustees (the “Independent Trustees”) receive an annual trustee fee of $28,000 with no additional fee for special meetings. The Trust has no pension or retirement plan. No other entity affiliated with the Trust pays any compensation to the trustees of the Trust (a “Trustee”).

Name of Person/Position	Aggregate Compensation From the Fund[1]	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex Paid to Trustees[2]
Independent Trustees
Walter E. Auch, Trustee	$1,272	None	None	$1,272
Donald E. O’Connor, Trustee	$1,318	None	None	$1,318
George T. Wofford III, Trustee	$1,197	None	None	$1,197
James Clayburn LaForce, Trustee	$1,200	None	None	$1,200
George J. Rebhan, Trustee	$1,343	None	None	$1,343

[1]	For the fiscal year ended September 30, 2005.
[2]	There are currently numerous portfolios comprising the Trust. For the fiscal year ended September 30, 2005, trustees’ fees and expenses in the amount of $156,903 were allocated to the Trust.

Board Committees

The Trust has four standing committees: The Audit Committee, Nominating Committee, Qualified Legal Compliance Committee and the Valuation Committee. The Audit Committee is comprised of all of the Independent Trustees. It does not include any interested Trustees. The Audit Committee typically meets once per year with respect to the various series of the Trust. The function of the Audit Committee, with respect to each series of the Trust, is to review the scope and results of the audit and any matters bearing on the audit or a Fund’s financial statements and to ensure the integrity of the Fund’s pricing and financial reporting. The Audit Committee met one time with respect to the Fund during the Fund’s last fiscal year.

The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for Trustees as is considered necessary from time to time and meets only as necessary. The Nominating Committee did not meet with respect to the Fund during the Fund’s last fiscal year. The Independent Trustees comprise the Nominating Committee.

The Nominating Committee will consider nominees recommended by shareholders. Recommendations for consideration by the Nominating Committee should be sent to the President of the Trust in writing together with the appropriate biographical information concerning each such proposed Nominee, and such recommendation must comply with the notice provisions set forth in the Trust’s By-Laws. In general, to comply with such procedures, such nominations, together with all required biographical information, must be delivered to and received by the President of the Trust at the principal executive offices of the Trust not later than 60 days prior to the shareholder meeting at which any such nominee would be voted on.

The Audit Committee also serves as the Qualified Legal Compliance Committee (“QLCC”) for the Trust for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations, regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the Securities and Exchange Commission on behalf of the issuer (the “issuer attorneys”). An issuer attorney who becomes aware of evidence of a material violation by the Trust, or by any officer, director, employee, or agent of the Trust, may report evidence of such material violation to the QLCC as an alternative to the reporting requirements of Rule 205.3(b) (which requires reporting to the chief legal officer and potentially “up the ladder” to other entities). The QLCC meets as needed. The QLCC did not meet with respect to the Fund during the Fund’s last fiscal year.

The Board has delegated day-to-day valuation issues to a Valuation Committee that is comprised of at least one representative from the Administrator’s staff who is knowledgeable about the Fund and at least one Trustee. The function of the Valuation Committee is to value securities held by any series of the Trust for which current and reliable market quotations are not readily available. Such securities are valued at their respective fair values as determined in good faith by the Valuation Committee and the actions of the Valuation Committee are subsequently reviewed and ratified by the Board. The Valuation Committee meets as needed. The Valuation Committee met nine times with respect to the Fund during the Fund’s last fiscal year.

Fund Shares Beneficially Owned by Trustees. As of December 31, 2005, no Trustee, including the Independent Trustees, beneficially owned shares of the Fund.

Name of Trustee	Dollar Range of Equity Securities in the Fund (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, Over $100,000)	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Walter E. Auch, Independent Trustee	None	None
Eric M. Banhazl, Interested Trustee	None	None
Donald E. O’Connor, Independent Trustee	None	None
George T. Wofford III, Independent Trustee	None	None
James Clayburn LaForce, Independent Trustee	None	None
George J. Rebhan, Independent Trustee	None	None

Control Persons, Principal Shareholders, and Management Ownership

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control.

As of December 30, 2005, the following shareholders were considered to be either a control person or principal shareholder of the Fund:

Name and Address	Shares	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104-4122	435,230.802	74.11%	Record

National Financial Services, LLC 200 Liberty Street New York, NY 10281-1003	70,362.850	11.98%	Record

As of the date of this SAI, the Trustees and Officers of the Trust as a group did not own more than 1% of the outstanding shares of the Fund. Furthermore, neither the Trustees who are “not interested” persons of the Fund, as that term is defined in the 1940 Act, nor members of their immediate family, own securities beneficially or of record in the Advisor, the Fund’s distributor or an affiliate of the Advisor or the Fund’s distributor. Accordingly, neither the Trustees who are “not interested” persons of the Fund nor members of their immediate family, have direct or indirect interest, the value of which exceeds $60,000, in the Advisor, the Fund’s distributor or any of their affiliates.

The Advisor

Midanek/Pak Advisors, LLC, 1981 North Broadway, Suite 320, Walnut Creek, California, 94596, acts as investment advisor to the Fund pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). Subject to such policies as the Board may determine, the Advisor is ultimately responsible for investment decisions for the Fund. Pursuant to the terms of the Advisory Agreement, the Advisor provides the Fund with such investment advice and supervision, as it deems necessary for the proper supervision of the Fund's investments. The Advisor also continuously monitors and maintains the Fund’s social investment criteria and determines from time to time what securities may be purchased by the Fund.

The initial term of the Advisory Agreement is two years from its effective date (the “Initial Term”). After the Initial Term, the Advisory Agreement will continue in effect from year to year only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund’s outstanding voting securities and by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on such Advisory Agreement. The Advisory Agreement is terminable without penalty by the Trust on behalf of the Fund on not more than 60 days’, nor less than 30 days’, written notice when authorized either by a majority vote of the Fund’s shareholders or by a vote of a majority of the Board of the Trust, or by the Advisor on not more than 60 days’, nor less than 30 days’, written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).  The Advisory Agreement provides that the Advisor under such agreement shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

In approving the Advisory Agreement on behalf of the Fund at a meeting of the Board on September 9, 2004, the full Board, including the Independent Trustees, took into consideration, among other things: (a) the nature and quality of the services to be provided by the Advisor to the Fund; (b) the appropriateness of the fees paid to be by the Fund to the Advisor; (c) the level of Fund expenses; (d) the reasonableness of the potential profitability of the Advisory Agreement to the Advisor; and (e) the nature of the Fund’s investments. Specifically, in fulfilling the requirements outlined in Section 15(c) of the 1940 Act, the Board noted, among other things, that the advisory fees to be paid by the Fund and the proposed expenses of the Fund were reasonable and generally consistent in relation to the relevant peer groups and that the Advisor’s brokerage practices were reasonably efficient. The Board also noted that (a) the Advisor’s staff had previously provided quality investment service to the other similar funds; (b) the Advisor would provide the Fund with a reasonable potential for profitability and (c) that the nature of the Advisor’s investments was acceptable.

Based on their review, the Board concluded that the Advisor had the capabilities, resources and personnel necessary to manage the Fund. The Board also concluded that based on the services to be provided by the Advisor to the Fund and the estimated expenses to be incurred by the Advisor in the performance of such services, the compensation to be paid to the Advisor was fair and equitable for the Fund.

In consideration of the services to be provided by the Advisor pursuant to the Advisory Agreement, the Advisor is entitled to receive from the Fund an investment advisory fee computed daily and paid monthly based on a rate equal to a percentage of the Fund’s average daily net assets specified in the Prospectus. However, the Advisor may voluntarily agree to waive a portion of the fees payable to it on a month-to-month basis.

The Fund is responsible for its own operating expenses. The Advisor has contractually agreed to reduce fees payable to it by the Fund and/or to pay Fund operating expenses to the extent necessary to limit the Fund’s aggregate annual operating expenses (excluding interest and tax expenses) to the limit set forth in the Expense Table included in the Prospectus. Any such reductions made by the Advisor in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years.  Any such reimbursement is also contingent upon Board’s subsequent review and ratification of the reimbursed amounts. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses. For the period indicated below, the Fund paid the following fees to the Advisor:

Advisory Fees Paid during fiscal year ended September 30,
2005
Fees Accrued	$18,979
Fees Waived	$153,052
Net Advisory Fee Paid	$0

Portfolio Managers

Mr. James Midanek and Mr. John D. Pak are the portfolio managers responsible for the day-to-day management of the Fund. The following table shows the number of other accounts managed by Mr. Midanek and Mr. Pak and the total assets in the accounts managed within various categories.

Mr. Midanek

Type of Accounts	Number of Accounts	Total Assets	Number of Accounts with Advisory Fee based on performance	Total Assets
Registered Investment Companies	0	$0.00	0	$0.00
Other Pooled Investments	0	$0.00	0	$0.00
Other Accounts	2	$50 million	0	$0.00

Mr. Pak

Type of Accounts	Number of Accounts	Total Assets	Number of Accounts with Advisory Fee based on performance	Total Assets
Registered Investment Companies	0	$0.00	0	$0.00
Other Pooled Investments	0	$0.00	0	$0.00
Other Accounts	2	$50 million	0	$0.00

Material Conflict of Interest. The portfolio managers who have day-to-day management responsibilities with respect to other accounts may be presented with potential or actual conflicts of interest.

The management of other accounts may result in a portfolio manager devoting unequal time and attention to the management of the Fund and/or other accounts. In approving the Advisory Agreement, the Board was satisfied that the portfolio managers would be able to devote sufficient attention to the management of the Fund, and that the Advisor seeks to manage such competing interests for the time and attention of the portfolio managers.

With respect to securities transactions for the Fund, the Advisor determines which broker to use to execute each transaction, consistent with its duty to seek best execution of the transaction. For buy or sell transactions considered simultaneously for the Fund and other accounts, orders are placed at the same time. Client account transactions are never allocated, combined or bunched with Fund transactions and different brokerage firms are used for the client and Fund transactions. The Fund and client accounts are not invested in thinly traded or illiquid securities; therefore there would not be a conflict in fulfilling investment opportunities.

Compensation. Mr. Midanek and Mr. Pak are equity owners of the Advisor and in such capacity do not receive a salary from the Fund. Mr. Midanek owns 48% of the equity interest of the Advisor and Mr. Pak owns 32% of the equity interest of the Advisor. Mr. Midanek controls 48% of the voting shares of the Advisor. Mr. Pak controls 32% of the voting shares of the Advisor. In their ownership capacity, Mr. Midanek and Mr. Pak share commensurately in the profits and losses of the Advisor. Mr. Midanek and Mr. Pak do not receive a fixed salary from the Advisor. Mr. Midanek and Mr. Pak both receive net profits of the company based upon their individual ownership interests in the company. Net profits are determined after all expenses of the company are deducted from gross revenues. Mr. Midanek and Mr. Pak do not participate in a 401(k) plan. Mr. Midanek and Mr. Pak do not participate in any deferred compensation plan.

Securities Owned in the Fund by Portfolio Managers. As of December 31, 2005, the portfolio managers owned the following securities in the Fund:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001 - $500,000, $500,001 to $1,000,000, Over $1,000,000)	Aggregate Dollar Range of Securities in all Registered Investment Companies Overseen by Portfolio Manager in Family of Investment Companies
James Midanek	None	None
John D. Pak	None	None

Service Providers

The Trust has entered into an administration agreement (the “Administration Agreement”) with U.S. Bancorp Fund Services, LLC (“USBFS”), 615 East Michigan Street, Milwaukee, Wisconsin, 53202 (the “Administrator”), pursuant to which USBFS acts as administrator for the Fund. The Administrator provides certain administrative services to the Fund, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund’s independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust and the Fund with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Fund, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, the Administrator does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares. For the period indicated below, the Fund paid the following fees to its Administrator:

Administrator Fees Paid during fiscal years ended September 30,
2005
$30,000

USBFS also acts as fund accountant, transfer agent and dividend disbursing agent under separate agreements.

U.S. Bank, National Association, an affiliate of USBFS, is the custodian of the Fund (the “Custodian”) pursuant to a custody agreement between the Custodian and the Trust, whereby the Custodian provides for fees on a transactional basis plus out-of-pocket expenses. The Custodian’s address is 425 Walnut Street, Cincinnati, Ohio, 45202. The Custodian does not participate in decisions relating to the purchase and sale of securities by the Fund.

Tait, Weller & Baker LLP, 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania, 19103 is the independent registered public accounting firm for the Fund whose services include auditing the Fund’s financial statements and the performance of related tax services.

Paul, Hastings, Janofsky & Walker LLP, 55 Second Street, 24th floor, San Francisco, California, 94105, is counsel to the Fund and provides counsel on legal matters relating to the Fund.

Distribution Agreement

The Trust has entered into a distribution agreement (the “Distribution Agreement”) with Quasar Distributors, LLC, 615 E. Michigan Street, Milwaukee, WI 53202 (the “Distributor”), pursuant to which the Distributor acts as the Fund’s distributor, provides certain administration services and promotes and arranges for the sale of the Fund’s shares. The offering of the Fund’s shares is continuous. The Distributor, Administrator, Transfer Agent and Custodian are affiliated companies. The Distributor is a registered broker-dealer and member of the National Association of Securities Dealers, Inc. (“NASD”).

The Distribution Agreement has an initial term of up to two years and will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities and, in either case, by a majority of the Independent Trustees who are not parties to the Distribution Agreement of any such party. The Distribution Agreement is terminable without penalty by the Trust on behalf of the Fund on 60 days’ written notice when authorized either by a majority vote of the Fund’s shareholders or by vote of a majority of the Board of Trustees of the Trust, including a majority of the Independent Trustees or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

PORTFOLIO TRANSACTIONS AND BROKERAGE

Pursuant to the Advisory Agreement, the Advisor determines which securities are to be purchased and sold by the Fund and which broker-dealers are eligible to execute the Fund’s portfolio transactions. The Purchases and sales of securities in the over-the-counter market will generally be executed directly with a “market-maker” unless, in the opinion of the Advisor, a better price and execution can otherwise be obtained by using a broker for the transaction.

Purchases of portfolio securities for the Fund also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers (including banks) that specialize in the types of securities which the Fund will be holding, unless better executions are available elsewhere. Dealers and underwriters usually act as principal for their own accounts. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.

In placing portfolio transactions, the Advisor will use their reasonable efforts to choose broker-dealers capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm’s risk in positioning a block of securities, and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers which furnish or supply research and statistical information to the Advisor that they may lawfully and appropriately use in their investment advisory capacities, as well as provide other services in addition to execution services.  The Advisor considers such information, which is in addition to and not in lieu of the services required to be performed by them under their Agreement with the Fund, to be useful in varying degrees, but of indeterminable value. Portfolio transactions may be placed with broker-dealers who sell shares of the Fund subject to rules adopted by the NASD. The Advisor is also a registered broker-dealer and may place portfolio transactions for the Fund with its own registered representatives.

While it is the Advisor’s general policy to seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Fund, weight is also given to the ability of a broker-dealer to furnish brokerage and research services as it is defined in Section 28(e) of the Securities Exchange Act of 1934 to the Fund or to the Advisor, even if the specific services are not directly useful to the Fund and may be useful to the Advisor in advising other clients. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Fund may therefore pay a higher commission or spread than would be the case if no weight was given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Advisor to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer. The standard of reasonableness is to be measured in light of the Advisor’s overall responsibilities to the Fund. Additionally, the Advisor may direct transactions to an affiliated broker-dealer.

Investment decisions for the Fund are made independently from those of other client accounts that may be managed or advised by the Advisor. Nevertheless, it is possible that at times identical securities will be acceptable for both the Fund and one or more of such client accounts. In such event, the position of the Fund and such client accounts in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary. However, to the extent any of these client accounts seeks to acquire the same security as the Fund at the same time, the Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, the Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts simultaneously purchases or sells the same security that the Fund is purchasing or selling, each day’s transactions in such security will be allocated between the Fund and all such client accounts in a manner deemed equitable by the Advisor, taking into account the respective sizes of the accounts and the amount being purchased or sold. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Fund is concerned. In other cases, however, it is believed that the ability of the Fund to participate in volume transactions may produce better executions for the Fund.

The Fund does not effect securities transactions through brokers in accordance with any formula, nor does it effect securities transactions through brokers for selling shares of the Fund. However, as stated above, broker-dealers who execute brokerage transactions may effect purchase of shares of the Fund for their customers. For the period indicated below, the Fund paid the following in brokerage commissions:

Aggregate Brokerage Commissions Paid during fiscal year ended September 30,
2005
$0

The table below indicates the portion of the Fund’s aggregate brokerage commissions for the periods indicated below that was directed to brokers who, in addition to providing trade execution, also supplied the Fund with research services.

Fiscal year ended September 30, 2005
Dollar Value of Securities Traded	Related Soft Dollar Brokerage Commissions
$0	$0

PORTFOLIO TURNOVER

Although the Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Advisor, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in the Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to transaction costs and may result in a greater number of taxable transactions. For the period indicated below the Fund’s portfolio turnover rate was:

Portfolio Turnover During fiscal year ended September 30,
2005
66.52%

PROXY VOTING POLICY

The Board has adopted Proxy Voting Policies and Procedures (“Policies”) on behalf of the Trust which delegate the responsibility for voting proxies to the Advisor, subject to the Board’s continuing oversight. The Policies require that the Advisor vote proxies received in a manner consistent with the best interests of the Fund and its shareholders. The Policies also require the Advisor to present to the Board, at least annually, the Advisor’s Proxy Voting Policies and Procedures and a record of each proxy voted by the Advisor on behalf of a Fund, including a report on the resolution of all proxies identified by the Advisor as involving a conflict of interest.

The Advisor has adopted Proxy Voting Policies and Procedures which underscores the Advisor’s concern that all proxies voting decisions be made in the best interests of the Fund and that the Advisor will act in a prudent and diligent manner intended to enhance the economic value of the assets of the Fund.

A general statement of voting policy and specific voting positions has been established by the Advisor. This policy is intended to serve as a guideline and to further the economic value of each security held by the Fund. There will be regular review of this policy. Each proxy will be considered individually, taking into account the relevant circumstances at the time of each vote.

Where a proxy proposal raises a material conflict between the Advisor’s interests and the Fund’s interests, the Advisor will resolve the conflict by following the policy guidelines or the recommendation of an independent third party.

The Trust is required to annually file Form N-PX, which lists the Fund’s complete proxy voting record for the most recent 12-month period ending June 30. The Fund’s proxy voting record is available without charge, upon request, by calling toll-free 1-877-840-1200 and on the SEC’s web site at www.sec.gov.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). In order to ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Fund’s distributor and transfer agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including Office of Foreign Asset Control (“OFAC”), and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

PORTFOLIO HOLDINGS INFORMATION

The Advisor and the Fund maintain portfolio holdings disclosure policies (the “Policies”) that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Fund. These portfolio holdings disclosure policies have been approved by the Board. Disclosure of the Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. A complete list of the Fund’s portfolio holdings as of each calendar quarter-end is available upon request approximately five to ten business days after the calendar quarter end by calling 1-877-840-1200.

Pursuant to the Fund’s portfolio holdings disclosure policies, information about the Fund’s portfolio holdings is not distributed to any person unless:

▪	The disclosure is required pursuant to a regulatory request, court order or is legally required in the context of other legal proceedings;

▪
The disclosure is made to a mutual fund rating and/or ranking organization, or person performing similar functions, who is subject to a duty of confidentiality, including a duty not to trade on any non-public information;

▪
The disclosure is made to internal parties involved in the investment process, administration, operation or custody of the Fund, including, but not limited to USBFS and the Trust’s Board of Trustees, attorneys, auditors or accountants;

▪	The disclosure is made: (a) in connection with a quarterly, semi-annual or annual report that is available to the public; or (b) relates to information that is otherwise available to the public; or

▪	The disclosure is made with the prior written approval of either the Trust’s Chief Compliance Officer or his or her designee.

Certain of the persons listed above receive information about the Fund’s portfolio holdings on an ongoing basis. The Fund believes that these third parties have legitimate objectives in requesting such portfolio holdings information and operate in the best interest of the Fund’s shareholders. These persons are:

▪	A mutual fund rating and/or ranking organization, or person performing similar functions, who is subject to a duty of confidentiality, including a duty not to trade on any non-public information;

▪
Rating and/or ranking organizations, specifically: Lipper; Morningstar; Standard & Poor’s; Bloomberg; Vickers-Stock Research Corporation; Wilshire & Associates, Inc.; Thomson Financial; Citigate Financial Intelligence; and Interactive Data Corporation, all of which currently receive such information between the fifth and tenth business day of the month following the end of a calendar quarter; or

▪
Internal parties involved in the investment process, administration, operation or custody of the Fund, specifically: USBFS; the Board; and the Trust’s attorneys and accountants (currently Tait, Weller & Baker LLP), all of which typically receive such information after it is generated.

Any disclosures to additional parties not described above are made with the approval of either the Trust’s Chief Compliance Officer (“CCO”) or his or her designee, pursuant to the Fund’s Policies.

The Board exercises continuing oversight of the disclosure of the Fund’s portfolio holdings by (1) overseeing the implementation and enforcement of the Policies, Codes of Ethics and other relevant policies of the Fund and its service providers by the Trust’s CCO, (2) by considering reports and recommendations by the Trust’s CCO concerning any material compliance matters (as defined in Rule 38a-1 under Investment Company Act), and (3) by considering whether to approve any amendment to these Policies. The Board reserves the right to amend the Policies at any time without prior notice in their sole discretion.

Neither the Advisor nor the Fund may receive compensation in connection with the disclosure of information about Fund portfolio securities. In the event of a conflict between the interests of the Fund and the interests of the Advisor or an affiliated person of the Advisor, the Advisor’s CCO, in consultation with the Trust’s CCO, shall make a determination in the best interests of the Fund, and shall report such determination to the Advisor’s Board of Directors and to the Fund’s Board at the end of the quarter in which such determination was made. Any employee of the Advisor who suspects a breach of this obligation must report the matter immediately to the Advisor’s CCO or to his or her supervisor.

In addition, material non-public holdings information may be provided without lag as part of the normal investment activities of the Fund to each of the following entities which, by explicit agreement or by virtue of their respective duties to the Fund, are required to maintain the confidentiality of the information disclosed: Fund Administrator, Fund Accountant, Custodian, Transfer Agent, auditors, counsel to the Fund or the trustees, broker-dealers (in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities), and regulatory authorities. Portfolio holdings information not publicly available with the SEC or through the Fund’s web site may only be provided to additional third parties, in accordance with the Policies, when the Fund has a legitimate business purpose and the third party recipient is subject to a confidentiality agreement. Currently, the Fund does not disclose portfolio holdings information not publicly available to any additional parties.

In no event shall the Advisor, its affiliates or employees, or the Fund receive any direct or indirect compensation in connection with the disclosure of information about the Fund’s portfolio holdings.

There can be no assurance that the Policies and these procedures will protect the Fund from potential misuse of that information by individuals or entities to which it is disclosed.

DETERMINATION OF NET ASSET VALUE

The net asset value of the Fund’s shares will fluctuate and is determined as of the close of trading on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m. Eastern time) each business day. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that it will not be open for the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the NYSE may close on days not included in that announcement.

The net asset value per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in the Fund outstanding at such time. An example of how the Fund calculates its net asset value per share as of September 30, 2005 is as follows:

Net Assets	=	Net Asset Value Per Share
Shares Outstanding

$5,895,213	=	$10.00
589,368

Generally, the Fund’s investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Advisor and the Trust’s Valuation Committee pursuant to procedures approved by or under the direction of the Board. Pursuant to those procedures, the Board considers, among other things: (1) the last sale price on the securities exchange, if any, on which a security is primarily traded; (2) the mean between the bid and asked prices; (3) price quotations from an approved pricing service, and (4) other factors as necessary to determine a fair value under certain circumstances.

The Fund’s securities which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price.

Securities that are traded on more than one exchange are valued on the exchange determined by the Advisor to be the primary market. Securities primarily traded in the National Association of Securities Dealers Automated Quotation (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter securities which are not traded in the NASDAQ National Market System shall be valued at the most recent trade price.

Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to a Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day.

All other assets of the Fund are valued in such manner as the Board in good faith deems appropriate to reflect their fair value.

PURCHASE AND REDEMPTION OF FUND SHARES

Detailed information on the purchase and redemption of shares is included in the Prospectus. Shares of the Fund are sold without a sales charge at the next price calculated after receipt of an order for purchase in “good order” (as defined in the Prospectus). In order to purchase shares of the Fund, you must invest the initial minimum investment for the relevant class of shares. However, the Trust reserves the right, in its sole discretion, to waive the minimum initial investment amount for certain investors, or to waive or reduce the minimum initial investment for 401(k)s or other tax-deferred retirement plans. You may purchase shares of the Fund on any day that the NYSE is open for business.

The Fund reserves the right to refuse any purchase requests, particularly those that would not be in the best interests of the Fund or their shareholders and could adversely affect the Fund or its operations. This includes those from any individual or group who, in the Fund's view, is likely to engage in or has a history of excessive trading (usually defined as more than four transactions out of the Fund within a calendar year). Furthermore, the Trust may suspend the right to redeem its shares or postpone the date of payment upon redemption for more than three business days (i) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (ii) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (iii) for such other periods as the SEC may permit for the protection of the Fund’s shareholders.

Redemption in Kind. The Fund does not intend to redeem shares in any form except cash. The Trust, however, has filed a notice of election under Rule 18f-1 of the 1940 Act that allows the Fund to redeem in-kind redemption requests of a certain amount. Specifically, if the amount you are redeeming is over the lesser of $250,000 or 1% of the Fund’s net asset value, the Fund has the right to redeem your shares by giving you the amount that exceeds $250,000 or 1% of the Fund’s net asset value in securities instead of cash.

TAX MATTERS

Each series of the Trust is treated as a separate entity for federal income tax purposes. The Fund, as a series of the Trust, intends to qualify and elect to be treated as a regulated investment company under Subchapter M of the Code, provided it complies with all applicable requirements regarding the source of its income, diversification of its assets and timing of distributions. The Fund’s policy is to distribute to its shareholders all of its investment company taxable income and any net realized long-term capital gains for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Fund will not be subject to any federal income or excise taxes. To comply with the requirements, each Fund must also distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98% of its ordinary income for such year, (ii) at least 98% of the excess of its realized capital gains over its realized capital losses for the 12-month period ending on October 31 during such year and (iii) any amounts from the prior calendar year that were not distributed and on which the Fund paid no federal income tax.

Net investment income consists of interest and dividend income, less expenses. Net realized capital gains for a fiscal period are computed by taking into account any capital loss carryforward of the Fund.

Distributions of net investment income and net short-term capital gains are taxable to shareholders as ordinary income or qualified dividend income. In the case of corporate shareholders, a portion of the distributions may qualify for the intercorporate dividends-received deduction to the extent the Fund designates the amount distributed as a qualifying dividend. This designated amount cannot, however, exceed the aggregate amount of qualifying dividends received by the Fund for its taxable year. In view of the Fund’s investment policies, it is expected that dividends from domestic corporations will be part of the Fund's gross income and that, accordingly, part of the distributions by the Fund may be eligible for the dividends- received deduction for corporate shareholders. However, the portion of the Fund’s gross income attributable to qualifying dividends is largely dependent on the Fund’s investment activities for a particular year and therefore cannot be predicted with any certainty. The deduction may be reduced or eliminated if the Fund shares held by a corporate investor are treated as debt-financed or are held for less than 46 days.

Any long-term capital gain distributions are taxable to shareholders as long-term capital gains regardless of the length of time shares have been held. Capital gain distributions are not eligible for the dividends-received deduction referred to in the previous paragraph. Distributions of any net investment income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders who choose to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date. Distributions are generally taxable when received.  However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable as if received on December 31. Distributions are includable in alternative minimum taxable income in computing a shareholder's liability for the alternative minimum tax.

A redemption of Fund shares may result in recognition of a taxable gain or loss. Any loss realized upon a redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains during such six-month period. Any loss realized upon a redemption may be disallowed under certain wash sale rules to the extent shares of the same Fund are purchased (through reinvestment of distributions or otherwise) within 30 days before or after the redemption.

Under the Code, the Fund will be required to report to the Internal Revenue Service (“IRS”) all distributions of taxable income and capital gains as well as gross proceeds from the redemption of Fund shares, except in the case of exempt shareholders, which includes most corporations. Pursuant to the backup withholding provisions of the Code distributions of any taxable income and capital gains and proceeds from the redemption of Fund shares may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the Fund with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Corporate and other exempt shareholders should provide the Fund with their taxpayer identification numbers or certify their exempt status in order to avoid possible erroneous application of backup withholding. The Fund reserves the right to refuse to open an account for any person failing to provide a certified taxpayer identification number.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30 percent (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income.

This discussion and the related discussion in the Prospectus have been prepared by Fund management. The information above is only a summary of some of the tax considerations generally affecting the Fund and its shareholders. No attempt has been made to discuss individual tax consequences and this discussion should not be construed as applicable to all shareholders’ tax situations. Investors should consult their own tax advisors to determine the suitability of the Fund and the applicability of any state, local, or foreign taxation. Paul, Hastings, Janofsky & Walker LLP has expressed no opinion in respect thereof.

DIVIDENDS AND DISTRIBUTIONS

The Fund will receive income in the form of dividends and interest earned on its investments in securities. This income, less the expenses incurred in its operations, is the Fund’s net investment income, substantially all of which will be declared as dividends to the Fund’s shareholders.

The amount of income dividend payments by the Fund is dependent upon the amount of net investment income received by the Fund from its portfolio holdings, is not guaranteed and is subject to the discretion of the Board. The Fund does not pay “interest” or guarantee any fixed rate of return on an investment in its shares.

The Fund also may derive capital gains or losses in connection with sales or other dispositions of its portfolio securities. Any net gain the Fund may realize from transactions involving investments held less than the period required for long-term capital gain or loss recognition or otherwise producing short-term capital gains and losses (taking into account any carryover of capital losses from the eight previous taxable years), although a distribution from capital gains, will be distributed to shareholders with and as a part of dividends giving rise to ordinary income. If during any year the Fund realizes a net gain on transactions involving investments held more than the period required for long-term gain or loss recognition or otherwise producing long-term capital gains and losses, the Fund will have a net long-term capital gain. After deduction of the amount of any net short-term capital loss, the balance (to the extent not offset by any capital losses carried over from the eight previous taxable years) will be distributed and treated as long-term capital gains in the hands of the shareholders regardless of the length of time the Fund’s shares may have been held by the shareholders. For more information concerning applicable capital gains tax rates, see your tax advisor.

Any dividend or distribution paid by the Fund reduces the Fund’s net asset value per share on the date paid by the amount of the dividend or distribution per share. Accordingly, a dividend or distribution paid shortly after a purchase of shares by a shareholder would represent, in substance, a partial return of capital (to the extent it is paid on the shares so purchased), even though it would be subject to income taxes.

Dividends and other distributions will be made in the form of additional shares of the Fund unless the shareholder has otherwise indicated. Investors have the right to change their elections with respect to the reinvestment of dividends and distributions by notifying the Transfer Agent in writing, but any such change will be effective only as to dividends and other distributions for which the record date is seven or more business days after the Transfer Agent has received the written request.

PERFORMANCE INFORMATION

The Fund will calculate its performance in accordance with the following formulas:

Yield

The yield calculation reflected in the Prospectus is based on a hypothetical account having a balance of exactly one share of a Fund at the beginning of the seven-day period. The base period return is the net change in the value of the hypothetical account during the seven-day period, including dividends declared on any shares purchased with dividends on the shares but excluding any capital changes. Yield will vary as interest rates and other conditions change. Yields also depend on the quality, length of maturity and type of instruments held and operating expenses of the Fund.

Effective yield is computed by compounding the unannualized seven-day period return as follows: by adding 1 to the unannualized seven-day base period return, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

Effective yield = [(base period return + 1) 365/7] - l

The tax equivalent yield of a fund is computed by dividing that portion of the yield of the fund (computed as described above) that is tax-exempt by an amount equal to one minus the stated federal income tax rate (normally assumed to be the maximum applicable marginal tax bracket rate) and adding the result to that portion, if any, of the yield of the Fund that is not tax-exempt.

The Fund’s quotations of average annual total return (after taxes on distributions) and average annual total return (after taxes on distributions and redemptions) are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Average Annual Total Return

Average annual total return quotations used in the Prospectus are calculated according to the following formula:

P(1 + T)n = ERV

where “P” equals a hypothetical initial payment of $1,000; “T” equals average annual total return; “n” equals the number of years; and “ERV” equals the ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of the period.

Under the foregoing formula, the time periods used in the Prospectus will be based on rolling calendar quarters. Average annual total return, or “T” in the above formula, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value. Average annual total return assumes the reinvestment of all dividends and distributions.

Average Annual Total Return (after Taxes on Distributions):

The Fund’s quotations of average annual total return (after taxes on distributions) are calculated according to the following formula:

P(1 + T)n = ATVD

where “P” equals a hypothetical initial payment of $1,000; “T” equals average annual total return; “n” equals the number of years; and “ATVD” equals the ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of the period after taxes on distributions, not after taxes on redemption. Dividends and other distributions are assumed to be reinvested in shares at the prices in effect on the reinvestment dates. ATVD will be adjusted to reflect the effect of any absorption of Fund expenses by the Advisor.

Average Annual Total Return (after Taxes on Distributions and Redemptions):

The Fund’s quotations of average annual total return (after taxes on distributions and redemption) are calculated according to the following formula:

P(1 + T)n = ATVDR

where “P” equals a hypothetical initial payment of $1,000; “T” equals average annual total return; “n” equals the number of years; and “ATVDR” equals the ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of the period after taxes on distributions and redemption. Dividends and other distributions are assumed to be reinvested in shares at the prices in effect on the reinvestment dates. ATVDR will be adjusted to reflect the effect of any absorption of Fund expenses by the Advisor.

GENERAL INFORMATION

The Trust’s Declaration of Trust (the “Declaration of Trust”) permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the Fund. Each share represents an interest in the Fund proportionately equal to the interest of each other share. Upon the Fund’s liquidation, all shareholders would share pro rata in the net assets of the Fund available for distribution to shareholders.

With respect to the Fund, the Trust may offer more than one class of shares. The Trust has reserved the right to create and issue additional series or classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. Currently, the Fund has only one class of shares.

The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust which are not attributable to a specific series or class are allocated among all the series in a manner believed by management of the Trust to be fair and equitable. Shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that only affect a particular class, such as the approval of distribution plans for a particular class.

The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Trustees, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have, in certain circumstances, the right to remove one or more Trustees without a meeting. No material amendment may be made to the Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each portfolio affected by the amendment. The Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any series or class, a Shareholder Servicing Agent may vote any shares as to which such Shareholder Servicing Agent is the agent of record and which are not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares of that portfolio otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record. Any shares so voted by a Shareholder Servicing Agent will be deemed represented at the meeting for purposes of quorum requirements. Shares have no preemptive or conversion rights. Shares, when issued, are fully paid and non-assessable, except as set forth below. Any series or class may be terminated (i) upon the merger or consolidation with, or the sale or disposition of all or substantially all of its assets to, another entity, if approved by the vote of the holders of two-thirds of its outstanding shares, except that if the Board recommends such merger, consolidation or sale or disposition of assets, the approval by vote of the holders of a majority of the series’ or class’ outstanding shares will be sufficient, or (ii) by the vote of the holders of a majority of its outstanding shares, or (iii) by the Board by written notice to the series’ or class’ shareholders. Unless each series and class is so terminated, the Trust will continue indefinitely.

The Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

The Declaration of Trust does not require the issuance of stock certificates. If stock certificates are issued, they must be returned by the registered owners prior to the transfer or redemption of shares represented by such certificates.

Rule 18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a “majority” (as defined in the Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants.  The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

The boards of the Trust, the Advisor and the Fund’s distributor have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes permit, subject to certain conditions, personnel of the Advisor and Fund’s distributor to invest in securities that may be purchased or held by the Fund.

FINANCIAL STATEMENTS

The Annual Report for the Fund for the fiscal year ended September 30, 2005 and the Semi-Annual Report for the Fund for the period ending March 31, 2005 are separate documents supplied upon request and the financial statements and accompanying notes appearing therein are incorporated by reference into this SAI.

APPENDIX “A”

DESCRIPTION OF BOND RATINGS

Standard & Poor’s Ratings Group. A Standard & Poor’s corporate bond rating is a current assessment of the credit worthiness of an obligor with respect to a specific obligation. This assessment of credit worthiness may take into consideration obligors, such as guarantors, insurers or lessees. The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished to Standard & Poor’s by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform any audit in connection with the ratings and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, unavailability of such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

1.	Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

2.	Nature of and provisions of the obligation.

3.
Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or their arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

AAA - This is the highest rating assigned by Standard & Poor’s to a debt obligation and indicates an extremely strong capacity to pay interest and repay any principal.

AA - Debt rated AA also qualifies as high quality debt obligations. Capacity to pay interest and repay principal is very strong and in the majority of instances they differ from AAA issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on a balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.

BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

B - Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC - Debt rated CCC has a currently indefinable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC - The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1 - The rating C1 is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in payment default. It is used when interest payments or principal payments are not made on a due date even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace periods; it will also be used upon a filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-) - To provide more detailed indications of credit quality, the ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR - indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular type of obligation as a matter of policy. Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate issues. The ratings measure the credit worthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, AA, A, BBB, commonly known as “Investment Grade” ratings) are generally regarded as eligible for bank investment. In addition, the Legal Investment Laws of various states may impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

Moody’s Investors Service, Inc. A brief description of the applicable Moody’s rating symbols and their meanings follows:

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge”. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured.

Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Some bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NOTE: Bonds within the above categories which possess the strongest investment attributes are designated by the symbol “1” following the rating.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds and issue so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Duff & Phelps, Inc.: AAA -- highest credit quality, with negligible risk factors; AA -- high credit quality, with strong protection factors and modest risk, which may vary very slightly from time to time because of economic conditions; A-- average credit quality with adequate protection factors, but with greater and more variable risk factors in periods of economic stress. The indicators “+” and “-” to the AA and A categories indicate the relative position of a credit within those rating categories.

Fitch Investors Service LLP: AAA -- highest credit quality, with an exceptionally strong ability to pay interest and repay principal; AA --very high credit quality, with very strong ability to pay interest and repay principal; A -- high credit quality, considered strong as regards principal and interest protection, but may be more vulnerable to adverse changes in economic conditions and circumstances. The indicators “+” and “-” to the AA, A and BBB categories indicate the relative position of credit within those rating categories.

DESCRIPTION OF NOTE RATINGS

A Standard & Poor’s note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

-	Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

-	Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.) Note rating symbols are as follows:

-	SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

-	SP-2 Satisfactory capacity to pay principal and interest.

-	SP-3 Speculative capacity to pay principal and interest.

Moody’s Short-Term Loan Ratings - Moody’s ratings for state and municipal short-term obligations will be designated Moody’s Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of major importance in bond risk are of lesser importance over the short run.

Rating symbols and their meanings follow:

-
MIG 1 - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

-	MIG 2 - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

-
MIG 3 - This designation denotes favorable quality. All security elements are accounted for but this is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

-
MIG 4 - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.